UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2011

(Date of Earliest Event Reported)

BlackBox Semiconductor, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52982	74-3197968
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1462 Erie Boulevard

Schenectady, New York 12305

 (Address of principal executive offices)

(518) 935-2830

 (Registrant's telephone number, including area code)

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

BlackBox Semiconductor, Inc.,  a Nevada (the “Company”) received and accepted the  resignation of Mr. David Duncan as an officer and consultant of the Company, to be effective as of November 19, 2011.

Item 9.  Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBOX SEMICONDUCTOR, INC.

Date:  November 8, 2011

By:  /s/ David Duncan

Name:  David Duncan

Title:  Chief Executive Officer

1